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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 25, 1997


                        LORAL SPACE & COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

Islands of Bermuda         1-14180                       13-3867424
(State or other            (Commission                 (IRS Employer
jurisdiction of            File Number)               Identification
incorporation)                                            Number)


                   600 Third Avenue, New York, New York 10016
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 697-1105






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Item 2.  Acquisition or Disposition of Assets.

                  On March 25, 1997, Loral Space & Communications Ltd., a Bermuda company (the "Company" or "Loral"), acquired the 12.25% interest in Space Systems/Loral, Inc., a Delaware corporation ("SS/L"), held by Daimler-Benz Aerospace AG for $93.5 million in cash. The purchase price was funded from Loral's available cash.

                  On March 31, 1997, Loral acquired the 12.25% interest in SS/L held by Finmeccanica S.p.A. ("Finmeccanica") in exchange for $92.3 million aggregate principal amount of Loral's 6% Convertible Preferred Equivalent Obligations due 2006 (the "CPEOs"). Based on the average of the high and low trading prices for the CPEOs during the five trading days preceding the closing, the CPEOs had a market value of $93.5 million.

                  After giving effect to these acquisitions, Loral owns 75.5% of SS/L. Loral has also agreed to acquire the remaining 12.25% minority interests in SS/L held by each of Aerospatiale SNI ("Aerospatiale") and Alcatel Espace ("Alcatel") for consideration consisting in the aggregate of approximately 8 million shares of Loral common stock and approximately $56 million aggregate principal amount of CPEOs. The market value of these securities as valued by the parties at the time of their agreement was $93.5 million to each of Aerospatiale and Alcatel.

                  Finmeccanica, Aerospatiale and Alcatel, who acquired or will acquire Loral securities in exchange for their minority interests in SS/L, will retain their representation on the Board of Directors of SS/L.

                  SS/L is a full-service provider of commercial communications satellite systems and services, including, launch and insurance procurement and mission operations from its mission control center in Palo Alto, California.




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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements of Business Acquired

                           Financial Statements of Space Systems/Loral, Inc. and Independent Auditors' Report*

                  (b)      Pro Forma Financial Information**

                  (c)      Exhibits.

Exhibit 10.1 Exchange Agreement dated as of December 19, 1996 between Loral Space & Communications Ltd. and Daimler-Benz Aerospace AG*

Exhibit 10.2 Transaction Agreement dated as of March 20, 1997 between Loral Space & Communications Ltd. and Finmeccanica S.p.A.***


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*        Incorporated by reference to the Company's  Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

** The Company will file the required financial statements and pro forma financial information by an amendment to this Form 8-K not later than 75 days after the closing date of the acquisitions of all the minority interests in SS/L.

***      Filed herewith.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LORAL SPACE & COMMUNICATIONS LTD.
                                              (Registrant)


Date: April 8, 1997                         By: /s/ Eric J. Zahler
                                               Eric J. Zahler
                                               Vice President, General Counsel
                                               and Secretary



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                                 EXHIBIT INDEX


Exhibit                    Description

Exhibit 10.1 Exchange Agreement dated as of December 19, 1996 between Loral Space & Communications Ltd. and Daimler-Benz Aerospace AG*

Exhibit 10.2 Transaction Agreement dated as of March 20, 1997 between Loral Space & Communications Ltd. and Finmeccanica S.p.A.**


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*        Incorporated  by reference to the Company's  Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

**       Filed herewith.